     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 11, 2002
                                                      REGISTRATION NO. 333-83978

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                               AMENDMENT NO. 1 TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                                GERON CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                              --------------------

            DELAWARE                                              75-2287752
(State or Other Jurisdiction of                                (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                              --------------------
                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
                                 (650) 473-7700
               (Address, Including Zip Code and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Offices)

                              --------------------

                                THOMAS B. OKARMA
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                GERON CORPORATION
                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
                                 (650) 473-7700
            (Name, Address, Including Zip Code and Telephone Number,
                   Including Area Code, of Agent for Service)

                              --------------------

                                   Copies to:

                              --------------------

                             Alan C. Mendelson, Esq.
                                Latham & Watkins
                             135 Commonwealth Drive
                          Menlo Park, California 94025
                                 (650) 328-4600

                              --------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective.

                         ------------------------------

        If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

        If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

        If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

        If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         ------------------------------




        THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL HEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

     Explanatory Note

     The purpose of this exhibit is to file two exhibits to the registration statement. Exhibit 4.1 was previously filed with a confidential treatment request, this Exhibit 4.1 is being re-filed in its complete form as the Registrant is no longer seeking confidential treatment for this exhibit.
Exhibit 10.1 was previously filed with a confidential treatment request,
Exhibit 10.1 is being re-filed in a redacted form to reflect the Registrant's current confidential treatment request with respect to this exhibit.


                                     PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS




Item 16. Exhibits.


Exhibits    Description
--------    -----------
   4.1      Common Stock Purchase Agreement dated as of March 5, 2002, by and between Registrant and Lynx Therapeutics, Inc.
   5.1*     Opinion of Latham & Watkins.
  10.1+     Purchase Agreement dated March 5, 2002, by and between Registrant and Lynx
            Therapeutics, Inc.
  23.1*     Consent of Ernst & Young LLP, Independent Auditors.
  23.2*     Consent of Latham & Watkins (included in Exhibit 5.1).
  24.1*     Power of Attorney (included on the signature page to this Registration Statement).

     * Previously filed.
     + Confidential treatment has been requested.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Menlo Park, State of California, on April 11, 2002.


                                        GERON CORPORATION

                                        By: /s/ David L. Greenwood
                                            ------------------------------------
                                            David L. Greenwood
                                            Senior Vice President and
                                            Chief Financial Officer


                                POWER OF ATTORNEY





        Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                            Title                                     Date
---------                            -----                                     ----

/s/ Thomas B. Okarma                 Chief Executive Officer, President and    April 11, 2002
---------------------------------    Director (principal executive officer)
         Thomas B. Okarma


/s/ David L. Greenwood               Senior Vice President and Chief           April 11, 2002
---------------------------------    Financial Officer (principal financial
        David L. Greenwood           and accounting officer)



             *                       Director                                  April 11, 2002
---------------------------------
    Alexander E. Barkas, Ph.D.


             *                       Director                                  April 11, 2002
---------------------------------
         Edward V. Fritzky


             *                       Director                                  April 11, 2002
---------------------------------
          Thomas D. Kiley


             *                       Director                                  April 11, 2002
---------------------------------
          Robert B. Stein


             *                       Director                                  April 11, 2002
---------------------------------
          John P. Walker


             *                       Director                                  April 11, 2002
---------------------------------
         Patrick J. Zenner

*By his signature below, the undersigned, pursuant to duly authorized power of attorney filed with the Securities and Exchange
Commission, has signed this Amendment No. 1 to the Registration Statement on behalf of the person indicated.

/s/ David L. Greenwood
---------------------------------
        David L. Greenwood
         Attorney-in-Fact


                                  EXHIBIT INDEX

Exhibits    Description
--------    -----------
   4.1      Common Stock Purchase Agreement dated March 5, 2002, by and between Registrant and
            Lynx Therapeutics, Inc.
   5.1*     Opinion of Latham & Watkins.
  10.1+     Purchase Agreement dated as of March 5, 2002, by and between Registrant and Lynx
            Therapeutics, Inc.
  23.1*     Consent of Ernst & Young LLP, Independent Auditors.
  23.2*     Consent of Latham & Watkins (included in Exhibit 5.1).
  24.1*     Power of Attorney (included on the signature page to this Registration Statement).

     *    Previously filed.
     +    Confidential treatment has been requested.